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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2004


                          DANIELSON HOLDING CORPORATION

                                ---------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                         1-6732                95-6021257
          -----------                    -----------            -------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)           FILE NUMBER)        IDENTIFICATION NO.)


                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606

                                ---------------

                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
             NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL
                               EXECUTIVE OFFICES)


                                 (312) 466-4030
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


EXPLANATORY NOTE:

         This Form 8-K files the consents of independent auditors to the incorporation by reference of the reports into the Registration Statement on Form S-3 (No. 333-39144) of Danielson Holding Company (the "Company").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


 (c)     Exhibits

         Exhibit No.       Exhibit
         -----------       -------

         23.1 Independent Auditors' Consent of Covanta Energy Corporation and Subsidiaries, dated May 17, 2004, by Deloitte & Touche LLP.

         23.2              Consent of Independent Auditors of Quezon Power, Inc.
                           and Subsidiary, dated May 14, 2004, Sycip Gorres Velayo & Co., a Member Practice of Ernst & Young Global.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 18, 2004

DANIELSON HOLDING CORPORATION
(Registrant)



By:      /s/ Philip G. Tinkler
         ------------------------
Name:    Philip G. Tinkler,
Title:   Chief Financial Officer



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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX


         Exhibit No.       Exhibit
         -----------       -------

         23.1 Independent Auditors' Consent of Covanta Energy Corporation and Subsidiaries, dated May 17, 2004, by Deloitte & Touche LLP.

         23.2              Consent of Independent Auditors of Quezon Power, Inc.
                           and Subsidiary, dated May 14, 2004, Sycip Gorres Velayo & Co., a Member Practice of Ernst & Young Global.